UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2012

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-18761	39-1679918
(Commission File Number)	(IRS Employer Identification No.)

550 Monica Circle Suite 201

Corona, California 92880
(Address of principal executive offices and zip code)

(951) 739 - 6200
(Registrant’s telephone number, including area code)

Hansen Natural Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 5, 2012, Hansen Natural Corporation (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation to change its name to “Monster Beverage Corporation.”  As discussed below, the Company’s stockholders approved the amendment to the Certificate of Incorporation to change the Company’s name at the Special Meeting of Stockholders of the Company (the “Special Meeting”).  The Certificate of Amendment is filed as Exhibit 3.1 to this report.  A copy of the press release issued by the Company announcing the change of its name is furnished as Exhibit 99.1 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on January 5, 2012.  The Company previously filed with the Securities and Exchange Commission the proxy statement and related materials pertaining to the Special Meeting.  At the Special Meeting, the following matters were submitted to a vote of the stockholders.

Proposal No. 1.  To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “Hansen Natural Corporation” to “Monster Beverage Corporation.”

In accordance with the results below, the amendment to the Company’s Certificate of Incorporation to change the name of the Company from “Hansen Natural Corporation” to “Monster Beverage Corporation”, as described in the proxy statement, was approved.

Votes For	Votes Against	Abstentions
75,995,097	772,040	52,298

Proposal No. 2.  To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.005 per share, from 120,000,000 shares to 240,000,000 shares.

In accordance with the results below, the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.005 per share, from 120,000,000 shares to 240,000,000 shares, as described in the proxy statement, was approved.

Votes For	Votes Against	Abstentions
70,233,022	6,513,086	73,327

Item 8.01 Other Events.

Effective January 9, 2012, the Company’s common stock, which previously traded under the ticker symbol “HANS” on The Nasdaq Global Select Market, will begin trading under the new ticker symbol “MNST”.  The Company’s common stock has been assigned a new CUSIP number of 611740101 in connection with the name change.  Outstanding stock certificates for shares of the Company are not affected by the name change; they continue to be valid and need not be exchanged.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of the State of Delaware on January 5, 2012.

99.1	Press Release, dated January 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: January 6, 2012	/s/ Hilton H. Schlosberg
Hilton H. Schlosberg
Vice Chairman of the Board of Directors,
President and Chief Financial Officer